UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 2, 2007
                                                 -------------------------------

                           JACKSONVILLE BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


          Florida                     001-14853                   59-3472981
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(State or other jurisdiction        (Commission                (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)


100 North Laura Street, Jacksonville, Florida                       32202
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  (Address of principal executive offices)                        (Zip Code)


 Registrant's telephone number, including area code     904-421-3040
                                                        ------------------------


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          (Former name or former address, if changed sincelast report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 8.01 Other Events.

On November 13, 2007, Jacksonville Bancorp, Inc. President & CEO, Gilbert J. Pomar, III, will be a panelist at the Sandler O'Neill + Partners financial services conference in Naples, Florida.

A copy of the press release is being filed as an Exhibit to this Current Report on Form 8-K.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          JACKSONVILLE BANCORP, INC.
                                          Registrant



Date:  November 2, 2007                   /s/ Valerie A. Kendall
                                          --------------------------------------
                                          Valerie A. Kendall
                                          Executive Vice President
                                          and Chief Financial Officer